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                           UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549
                  ----------------------------------

                              FORM 8-K
                           Current Report


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                      Date of Report: September 16, 2005
             Date of Earliest Event Reported: September 15, 2005


                     The Pep Boys - Manny, Moe & Jack
         ------------------------------------------------------
         (Exact name of registrant as specified in charter)

            Pennsylvania               1-3381               23-0962915
   -------------------------------   -----------   ---------------------------
   (State or other jurisdiction of   (Commission   (I.R.S. Employer ID number)
    incorporation or organization)    File No.)


      3111 W. Allegheny Ave. Philadelphia, PA           19132
      ----------------------------------------        ----------
      (Address of principal executive offices)        (Zip code)

                                 215-430-9000
            ----------------------------------------------------
            (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

       ( ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       ( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       ( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       ( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01    Entry Into a Material Definitive Agreement

On September 15, 2005, the Board of Directors of The Pep Boys - Manny, Moe & Jack (the "Company"), upon recommendation of its Human Resources Committee, modified its compensation guidelines for non-management directors and adopted share ownership guidelines.

Effective October 30, 2005 (the first day of the Company's fourth fiscal quarter), the annual Board retainer for non-management Directors will be increased to $35,000. The Presiding Director will continue to receive an additional annual retainer of $45,000.

In lieu of meeting fees, each member of the Audit Committee will receive an annual retainer of $17,500 and the Audit Committee Chair will receive an annual retainer of $30,000. These fees are expected to be reduced to $15,000 and $25,000, respectively, in fiscal 2006. Each member of the Human Resources Committee and Nominating & Governance Committee will receive an annual retainer of $5,000. The Chairs of the Human Resources Committee and Nominating & Governance Committee will each receive an annual retainer of $10,000.

The formula for granting options to non-management Directors has been replaced by an annual grant of restricted stock units and options having an aggregate value of $45,000.

Over a five-year period, non-management Directors will be required to acquire (and thereafter maintain) an ownership position in Pep Boys stock equal to four times the annual Board retainer. Ownership, for such purposes, is deemed to include shares owned outright and restricted stock units and to exclude unexercised stock options.

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Item 8.01.  Other Events.

On September 16, 2005, the Company issued a press release announcing that its Board of Directors approved a 12-month extension of the Company's current share repurchase program. Share repurchases may continue to be made by the Company from time-to-time in the open market or in privately negotiated transactions.


Item 9.01   Financial Statements and Exhibits

     Exhibit 99.1  Press Release Dated September 16, 2005


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           THE PEP BOYS - MANNY, MOE & JACK


                           By: /s/ Harry F. Yanowitz
                               --------------------------------------
                               Harry F. Yanowitz
                               Senior Vice President and Chief Financial
                               Officer


Date:  September 16, 2005

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